UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 15, 2010

First Community Corporation

(Exact Name of Registrant As Specified in Its Charter)

South Carolina

(State or Other Jurisdiction of Incorporation)

000-28344	57-1010751
(Commission File Number)	(I.R.S. Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of Principal Executive Offices)	(Zip Code)

(803) 951-2265

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 15, 2010, the Board of Directors of First Community Corporation (the “corporation”) amended the corporation’s bylaws to change the address of the registered agent to the corporation’s home office (see Article 1, Section1), change the definition of “Business Competitors” to include all counties in which the corporation has offices (see Article 3, Section 3), and change the terms of Emeritus Directors to be appointed for life (see Article 3, Section 7).

A complete copy of the corporation’s amended and restated bylaws is attached hereto as Exhibit 3.2.

ITEM 9.01.  Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit

3.2	Amended and Restated Bylaws of First Community Corporation dated June 15, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: June 18, 2010	By:	/s/ Joseph G. Sawyer
	Name:	Joseph G. Sawyer
	Title:	Chief Financial Officer

Exhibit No.	Exhibit

3.2	Amended and Restated Bylaws of First Community Corporation dated June 15, 2010.